Events After the Reporting Period	12 Months Ended
Dec. 31, 2020
Events After the Reporting Period
Events After the Reporting Period

Note 23. Events After the Reporting Period

Stock Split

On January 4, 2021, the Company’s board of directors and shareholders approved (i) a 2-for-1 stock split of its issued and outstanding ordinary shares and (ii) a bonus share issuance in the ratio of 17-for-1 of its issued and outstanding ordinary shares. The stock split also resulted in a reduction of the nominal value of the Company’s ordinary shares from DKK 2 to DKK 1. Accordingly, all share and per share data in the accompanying financial statements, and notes thereto, have been retroactively adjusted for all periods presented, as applicable, to give effect to the stock split, the bonus share issuance and the reduction in nominal value of our ordinary shares, with the corresponding impact on share capital and share premium. Retrospective effect has also been given with respect to the share and per share data for the warrants and convertible debt instruments.

Initial Public Offering

On February 5, 2021, the Company completed its initial public offering through which the Company issued and sold 3,000,000 ADSs, with each ADS representing one ordinary share, at a price per ADS of 10.00. The Company received aggregate net proceeds of approximately $25.4 million from the initial public offering, after deducting the underwriting discounts and commissions and estimated offering expenses payable by us. Upon the completion of the initial public offering, our registered,  issued, and outstanding was nominal DKK 19,198,668 divided into 19,198,668 ordinary shares of DKK 1.

New corporate headquarters

On February 15, 2021, the Company opened the new corporate headquarters and research laboratory facility located in the DTU Science Park in Hoersholm near Copenhagen, Denmark.